Exhibit 99.1
GENERAL FINANCE CORPORATION
(A Development Stage Company)
FINANCIAL STATEMENTS
(Audited)
April 10, 2006
with Independent Auditors’ Report

TABLE OF CONTENTS

PAGE

INDEPENDENT AUDITORS’ REPORT	1

FINANCIAL STATEMENTS

Balance Sheet As of April 10, 2006	2

Statement of Operations For the period from October 14, 2005 (inception) to April 10, 2006	3

Statement of Stockholders’ Equity For the period from October 14, 2005 (inception) to April 10, 2006	4

Statement of Cash Flows For the period from October 14, 2005 (inception) to April 10, 2006	5

NOTES TO THE FINANCIAL STATEMENTS	6 - 11

LaRUE, CORRIGAN & McCORMICK LLP
Certified Public Accountants

5959 Topanga Canyon Boulevard, Suite 180
Woodland Hills, California 91367
Telephone 818-587-9300
Facsimile 818-347-0904
lcmcpa.com

ROBERT LaRUE 818-587-9302	MIKE McCORMICK 818-587-9303
KEN TEASDALE 818-587-9305	JACK CORRIGAN 818-587-9301
Independent Auditors’ Report
Board of Directors and Stockholders
General Finance Corporation
(A Development Stage Company)
We have audited the accompanying balance sheet of General Finance Corporation (A Development Stage Company) (the “Company”) as of April 10, 2006, and the related statements of operations, stockholders’ equity, and cash flows for the period from October 14, 2005 (inception) to April 10, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of General Finance Corporation as of April 10, 2006, and the results of its operations and its cash flows for the period from October 14, 2005 (inception) to April 10, 2006 in conformity with accounting principles generally accepted in the United States of America.

Woodland Hills, California
April 10, 2006

GENERAL FINANCE CORPORATION
(A Development Stage Company)
BALANCE SHEET
As of April 10, 2006
ASSETS

Current assets:
Cash (Notes 2 and 3)	$606,402
Cash held in trust account (Note 1)	57,150,000
Prepaid insurance	76,500

Total current assets	57,832,902

Other assets	3,688

Total assets	$57,836,590

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued expenses	$366,109
Insurance payable	76,500
Deferred underwriting fees (Notes 1 and 4)	1,200,000

Total current liabilities	1,642,609

Common stock subject to possible conversion, 1,499,250 shares at conversion value (Note 1)	11,424,285

Commitments

Stockholders’ equity:
Preferred stock, $.0001 par value, 1,000,000 shares authorized; none issued or outstanding	—
Common stock, $.0001 par value, 100,000,000 shares authorized; 9,375,000 shares issued and outstanding (including 1,499,250 shares subject to possible conversion)	938
Additional paid-in capital	44,780,281
Deficit accumulated during the development stage	(11,523)

Total stockholders’ equity	44,769,696

Total liabilities and stockholders’ equity	$57,836,590

See independent auditors’ report and accompanying notes.

GENERAL FINANCE CORPORATION
(A Development Stage Company)
STATEMENT OF OPERATIONS
For the Period from October 14, 2005 (inception) to April 10, 2006

Formation and operating costs	$11,523

Net loss	$(11,523)

Weighted average shares outstanding	1,950,000

Net loss per share	$(0.01)

See independent auditors’ report and accompanying notes.

GENERAL FINANCE CORPORATION
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS’ EQUITY
For the Period from October 14, 2005 (inception) to April 10, 2006

				Deficit
				Accumulated
			Additional	During the	Total
	Common Stock		Paid-In	Development	Stockholders'
	Shares	Amount	Capital	Stage	Equity

Balance at October 14, 2005 (inception)	—	$—	$—	$—	$—

Sale of common stock to initial stockholder	1,875,000	188	249,812	—	250,000

Sale of warrants	—	—	700,000	—	700,000

Sale of 7,500,000 units and underwriters’ purchase option, net of underwriters’ discount and offering expenses	7,500,000	750	55,254,754	—	55,255,504

Proceeds subject to possible conversion of 1,499,250 shares	—	—	(11,424,285)	—	(11,424,285)

Net loss	—	—	—	(11,523)	(11,523)

Balance at April 10, 2006	9,375,000	$938	$44,780,281	$(11,523)	$44,769,696

See independent auditors’ report and accompanying notes.

GENERAL FINANCE CORPORATION
(A Development Stage Company)
STATEMENT OF CASH FLOWS
For the Period from October 14, 2005 (inception) to April 10, 2006

Cash flows from operating activities:
Net loss	$(11,523)
Changes in operating assets and liabilities:
Other assets	(3,688)

Net cash used in operating activities	(15,211)

Cash flows from investing activities:
Payment to trust account	(57,150,000)

Net cash used in investing activities	(57,150,000)

Cash flows from financing activities:
Proceeds from sale of units, net	56,985,771
Proceeds from private placement	700,000
Proceeds from sale of common stock to initial stockholder	250,000
Payment of accrued offering costs	(164,158)

Net cash provided by financing activities	57,771,613

Net increase in cash	606,402

Cash at beginning of period	—

Cash at end of period	$606,402

Non-cash transactions -
Insurance payable	$76,500
Accrued deferred offering costs	$530,267
Accrued deferred underwriting fees	$1,200,000
See independent auditors’ report and accompanying notes.

GENERAL FINANCE CORPORATION
(a Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
April 10, 2006
Note 1 — Organization and Business Operations
General Finance Corporation (the “Company”) was incorporated in Delaware on October 14, 2005 as a vehicle for the acquisition through a merger, capital stock exchange, asset acquisition, or other similar business combination (“Business Combination”) with one or more operating businesses. As of April 10, 2006, the Company had not yet commenced any operations or generated any revenue. All activity through April 10, 2006 relates to the Company’s formation, private placement and the public offering described below. The Company has selected December 31 as its fiscal year-end. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies.
The Company completed: (i) a private placement of warrants for $700,000 on April 7, 2006, and (ii) a public offering (the “Public Offering”) of units for net proceeds of $56,450,000 on April 10, 2006 pursuant to a registration statement declared effective by the Securities and Exchange Commission on April 5, 2006 (see Note 4). The proceeds of the Public Offering, less underwriting discounts and $550,000 for additional offering expenses, as well as the proceeds from the private placement of warrants, were placed in a trust account (the “Trust Account”). The amount in the Trust Account includes $1,200,000 of contingent underwriting compensation which will be paid to the underwriter if a Business Combination is consummated. The Company’s ability to commence operations is contingent upon a Business Combination. As stated in the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”), the funds in the Trust Account are to be distributed to the Company (subject to stockholder claims described below) upon consummation of a Business Combination and can be used to complete the Business Combination or for such purposes as management determines following the Business Combination. The Certificate also sets forth that if the Company does not consummate a Business Combination within 18 months from the commencement of the Public Offering (or 24 months if certain extension criteria have been satisfied), the funds in the Trust Account are to be distributed to the stockholders then holding shares issued in the Public Offering (the “Public Stockholders”).
Pursuant to the Certificate, the Company has agreed to submit the Business Combination for approval of its stockholders even if the nature of the transaction would not require stockholder approval under applicable state law. In the event that holders of 20% or more of the shares issued in the Public Offering vote against the Business Combination and exercise the conversion rights described below, the Business Combination will not be consummated.

GENERAL FINANCE CORPORATION
(a Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
April 10, 2006
Note 1 — Organization and Business Operations (Continued)
The Company’s existing stockholders (the “Existing Stockholders”) have agreed to vote their shares of common stock owned prior to the Public Offering in accordance with the vote of the majority in interest of the Public Stockholders. These voting provisions will not be applicable after the consummation of a Business Combination.
With respect to a Business Combination that is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares into cash. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Public Offering. Accordingly, a Business Combination may be consummated with Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders converting such shares into cash from the Trust Account. Such Public Stockholders are entitled to receive their per-share interest in the Trust Account computed without regard to the shares held by the Existing Stockholders.
The Certificate provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Public Offering, or 24 months from the consummation of the Public Offering if certain extension criteria have been satisfied.
Note 2 — Summary of Significant Accounting Policies
Basis of Accounting — The Company presents its financial statements on the accrual basis of accounting in accordance with generally accepted accounting principles.
Cash and Cash Equivalents — The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.
Stock Split — In March 2006, the Company effected a 3 for 4 reverse stock split of its common stock. The accompanying financial statements include adjustments to the common stock share amounts based on the reverse stock split.
Use of Estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

GENERAL FINANCE CORPORATION
(a Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
April 10, 2006
Note 2 — Summary of Significant Accounting Policies (Continued)
Loss Per Common Share — Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period.
Income Taxes — The Company accounts for income taxes under Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes. Accordingly, the Company uses the liability method of accounting for income taxes. Under the liability method, deferred taxes are determined based on temporary differences between financial reporting and income tax basis of assets and liabilities at the balance sheet date multiplied by the applicable tax rates.
Recently Issued Accounting Pronouncements — Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.
Note 3 — Concentrations of Credit Risk
The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on its cash balances. As of April 10, 2006, the Company had cash on deposit exceeding the insured limit by $449,402.
Note 4 — Offerings
Public Offering — On April 10, 2006, the Company issued and sold 7,500,000 units (“Units”) in a public offering. The public offering price was $8.00 per Unit. The underwriters were paid fees equal to 5% of the gross proceeds of the Public Offering, or $3,000,000, at the closing of the Public Offering and have agreed to defer an additional $1,200,000 of their underwriting fees until the consummation of a Business Combination. Upon the consummation of a Business Combination, the Company will pay such deferred fees out of the proceeds of the Public Offering held in the Trust Account.
Each Unit consists of one share of the Company’s common stock, $.0001 par value, and one redeemable common stock purchase warrant (“Warrant”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing the later of the completion of a Business Combination or April 5, 2007 and expiring April 5, 2010. The Warrants are redeemable at a price of $.01 per

GENERAL FINANCE CORPORATION
(a Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
April 10, 2006
Note 4 — Offerings (Continued)
Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given.
In connection with the Public Offering, the Company granted to the underwriters a 45-day option to purchase up to 1,125,000 additional Units solely to cover over-allotments. In addition, the Company sold to one of the underwriters, for $100, an option to purchase up to a total of 750,000 units at $10.00 per unit. The Company has accounted for the fair value of the option, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders’ equity. There was no net impact on the Company’s financial position or results of operations, except for recording the receipt of the $100 proceeds at the time of the sale of the option.
The Company estimates, based on the Black-Scholes model, that the fair value of the option as of April 10, 2006 is approximately $641,000, using an expected life of four years, volatility of 14.92% and a risk-free interest rate of 4.89%. The volatility calculation of 14.92% is based on the 180-day volatility of the Russell 2000 Index. Because the Company began trading on April 5, 2006, the Company needed to estimate the potential volatility of the Units, which will depend on a number of factors which cannot be ascertained at this time. The Company referred to the 180-day volatility of the Russell 2000 Index because its management believes that the volatility of this index is a reasonable benchmark to use in estimating the expected volatility for the Units. Utilizing a higher volatility would have had the effect of increasing the implied value of the option. Although an expected life of four years was taken into account for purposes of assigning a fair value to the option, if the Company does not consummate a Business Combination within the prescribed time period and the Company liquidates, the option would become worthless. The option may be exercised for cash, or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying Warrant, and the market price of the Units and underlying securities) to exercise the option without the payment of any cash.
In connection with the Public Offering, two executive officers (one of whom is a director) entered into an agreement with the representative of the underwriters that they will collectively purchase Warrants in the public market at prices not to exceed $1.20 per Warrant up to an aggregate purchase price of $700,000.

GENERAL FINANCE CORPORATION
(a Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
April 10, 2006
Note 4 — Offerings (Continued)
Private Placement — On April 7, 2006, the Company issued to two executive officers (one of whom is a director) 583,333 Warrants for $1.20 per Warrant, or an aggregate of $700,000. These warrants are identical to the Warrants issued in the Public Offering.
Note 5 — Limited Recourse Revolving Line of Credit
On October 19, 2005, the Company entered into an unsecured limited recourse revolving line of credit agreement with Ronald F. Valenta, a director and an executive officer, pursuant to which the Company may from time to time borrow up to $1,750,000 outstanding at one time. The line of credit terminates upon the earliest to occur of: (i) the completion of a Business Combination or liquidation of the Company; and (ii) two years from the date of the prospectus in the Public Offering, except that advances may be made after two years from the date of the prospectus solely to pay reasonable costs and expenses in connection with the liquidation of the Company.
The line of credit bears interest at 8% per annum and will not be payable from the funds in the Trust Account, which funds will be distributed to the Public Stockholders if the Company does not consummate a Business Combination within the required time periods. As of April 10, 2006, no amounts had been borrowed under the line of credit.
Note 6 — Related Party Transactions
The Company has a limited recourse revolving line of credit agreement with a director and executive officer in the amount of $1,750,000 (see Note 5). As of April 10, 2006, no amounts have been drawn on the limited recourse revolving line of credit.
The Company utilizes certain administrative, technology and secretarial services, as well as certain limited office space provided by an affiliate of Ronald F. Valenta. Until the acquisition of a target business by the Company, the affiliate has agreed to make such services available to the Company free of charge, as may be required by the Company from time to time.
Note 7 — Common Stock Reserved For Issuance
At April 10, 2006, 8,833,333 shares of common stock were reserved for issuance upon exercise of redeemable warrants and the underwriters’ unit purchase option.

GENERAL FINANCE CORPORATION
(a Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
April 10, 2006
Note 8 — Preferred Stock
The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.